UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): January 24, 2006
DAWSON GEOPHYSICAL COMPANY
(Exact name of Registrant as specified in its charter)

TEXAS	2-71058	75-0970548
(State of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)
508 West Wall, Suite 800
Midland, Texas 79701
(Address of principal executive offices)
(432) 684-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On January 24, 2006, the Board of Directors of Dawson Geophysical Company (the “Company”) appointed Stephen C. Jumper, currently the Company’s President and Chief Operating Officer, as President and Chief Executive Officer, effective as of January 25, 2006. The Board of Directors also appointed C. Ray Tobias, currently an Executive Vice President of the Company, as Chief Operating Officer, effective as of January 25, 2006. Effective as of January 25, 2006, L. Decker Dawson, the Company’s current Chief Executive Officer and Chairman of the Board of Directors, will step down as Chief Executive Officer, but will continue to serve as the Company’s Chairman of the Board of Directors.
     On January 25, the Company issued a press release discussing the above appointments, a copy of which is furnished herewith as Exhibit 99.1.
     Mr. Jumper, 44, a geophysicist, joined the Company in 1985, was elected Vice President of Technical Services in September 1997, and was subsequently elected President, Chief Operating Officer and Director in January 2001. Prior to 1997, Mr. Jumper served the Company as manager of technical services with an emphasis on 3-D processing. Mr. Jumper has served the Permian Basin Geophysical Society as Second Vice President (1991), First Vice President (1992), and as President (1993).
     Mr. Tobias, 48, joined the Company in 1990, and was elected Vice President in September 1997 and Executive Vice President and Director in January 2001. In his role as Executive Vice President, Mr. Tobias supervises client relationships and survey cost quotations to clients. He has served on the Board of Directors of the International Association of Geophysical Contractors and is Past President of the Permian Basin Geophysical Society. Prior to joining the Company, Mr. Tobias was employed by Geo-Search Corporation where he was an operations supervisor. Mr. Tobias left the Registrant’s Board of Directors in 2005 when the size of the Board was reduced.
Item 7.01 Regulation FD Disclosure.
     On January 25, 2006, the Company issued a press release announcing its intention to field an additional data acquisition crew, the results of the annual shareholders’ meeting and the appointment of certain officers of the Company. The Company hereby incorporates by reference into this Item 7.01 the information set forth in such press release, a copy of which is furnished as Exhibit 99.1 to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be “filed” under the Securities Act of 1934.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Press release dated January 25, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY
Date: January 26, 2006	By:	/s/ Christina W. Hagan
Christina W. Hagan
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated January 25, 2006.

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